08649

NUMBER U

SHARES

UNITED

United
COMMUNITY BANKS, INC.

UNITED COMMUNITY BANKS, INC.

BLAIRSVILLE, GEORGIA

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

CUSIP 90984P 30 3

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

UNITED COMMUNITY BANKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

Dated:

SECRETARY

UNITED COMMUNITY BANKS, INC. CORPORATE SEAL BLAIRSVILLE GEORGIA

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, NY) TRANSFER AGENT
BY
AUTHORIZED OFFICER

UNITED COMMUNITY BANKS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____

(SIGNATURE OF SHAREHOLDER)

NOTICE: ____

(SIGNATURE OF SHAREHOLDER)

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.